As filed with the Securities and Exchange Commission on July 29, 1998
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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                 FORM 8-K
                              CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Act of 1933

     Date of Report (Date of earliest event reported) July 29, 1998
                             ________________

                     SUBURBAN LODGES OF AMERICA, INC.
          -------------------------------------------------------
          (Exact name of Registrant as specified in its charter)

                     Georgia             0-28108          58-1781184
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                 (State or other    (Commission File       (I.R.S.
                 jurisdiction of         Number)           Employer
                 incorporation)                         Identification
                                                           Number)

                                 1000 Parkwood Circle
                                      Suite 850
                               Atlanta, Georgia  30339
                                    (770) 951-9511
                 ---------------------------------------------------
                 (Address, including zip code, and telephone number,
                    including area code, of registrant's principal
                                  executive offices)

                              Not Applicable
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On July 29, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following exhibit is filed herewith:

EXHIBIT
NUMBER                 DESCRIPTION OF EXHIBIT
-------                ----------------------

99.1      Press Release dated July 29, 1998.


                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   By:  Terry J. Feldman
                                      ----------------------------------
                                         Name:  Terry J. Feldman
                                         Title: Vice President and
                                                Chief Financial Officer

Date: July 29, 1998